United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2020
Salarius Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36812 (Commission File Number)	46-5087339 (I.R.S. EmployerIdentification No.)

2450 Holcombe Blvd.
Suite J-608
Houston, TX  77021
(Address of principal executive offices) (Zip Code)

(346) 772-0346
(Registrant’s telephone number,including area code)

N/A(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SLRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).        Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☒

Item 8.01 Submission of Matters to a Vote of Security Holders

The Board of Directors of Salarius Pharmaceuticals, Inc., a Delaware corporation (the “Company”) has established June 19, 2020 as the date of the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). Because the date of the 2020 Annual Meeting has been changed by more than 30 days from the anniversary date of the Company’s 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”), in accordance with Rule 14a−5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of such change.
Stockholders of record at the close of business on April 22, 2020 will be entitled to vote at the 2020 Annual Meeting. The time and location of the 2020 Annual Meeting will be as set forth in the Company’s proxy statement for the 2020 Annual Meeting. This change necessitates a new deadline for submission of proposals by stockholders of the for its 2020 Annual Meeting.
Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, must ensure that such proposal is submitted in writing by March 23, 2020, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials, to Salarius Pharmaceuticals, Inc., Attention: Chief Financial Officer, 2450 Holcombe Blvd. Suite J-608, Houston, TX 77021. Any such proposal must also meet the requirements set forth in the Company’s Bylaws and the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2020 Annual Meeting. The March 23, 2020 deadline will also apply in determining whether notice of a shareholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 11, 2020   SALARIUS PHARMACEUTICALS, INC.

          By: /s/ David J. Arthur
           David J. Arthur
           President and Chief Executive Officer